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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of earliest event reported): July 1, 2008


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)

                          Commission File Number 0-5525

                CALIFORNIA                              94-0787340
      (State or other jurisdiction                    (IRS Employer
            of incorporation)                      Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code: (661) 325-1000

                                Not Applicable
                --------------------------------------------
         Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))





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Item 5.01.  Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.

On July 1, 2008, Pyramid Oil Company (the Company) amended its Articles of Incorporation to provide that each four outstanding shares of the Company's common stock automatically shall be split into five shares and that, in lieu of fractional shares, any fractional share shall be rounded up to the nearest full share. The effective date of the stock split is July 7, 2008, and the stock split is applicable to shares of the Company's common stock that were outstanding at the close of business on the record date of June 24, 2008. A copy of the Company's Certificate of Amendment of Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company was not advised until July 21, 2008, that the amendment was filed on July 1, 2008.


Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1     Certificate of Amendment of Articles of Incorporation of
              Pyramid Oil Company




































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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: July 21, 2008

                                        By: /s/JOHN H. ALEXANDER
                                           ---------------------
                                        Name:  John H. Alexander
                                        Title: Chief Executive Officer